                                                                    EXHIBIT 32.1

CERTIFICATION

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                    (Subsections (a) and (b) of Section 1350,
                   Chapter 63 of Title 18, United States Code)

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Western Wireless Corporation, a Washington corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Amendment No. 1 to Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2003 (the "Form 10-Q/A") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 11, 2003

                                        By: /s/ JOHN W. STANTON
                                            ------------------------------------
                                            John W. Stanton
                                            Chairman and Chief Executive Officer

         The foregoing certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of
Section 1350, Chapter 63 of Title 18, United States Code).